EXHIBIT 99.1

Donegal Group Inc. Announces Second Quarter Earnings

MARIETTA, Penn., July 20, 2007 (PRIME NEWSWIRE) -- Donegal Group Inc. (Nasdaq:DGICA) (Nasdaq:DGICB) today reported that its net income for the second quarter ended June 30, 2007 increased 5.5% to $10,780,956, or $.43 per share of Class A common stock on a diluted basis, compared to $10,220,583, or $.41 per share of Class A common stock on a diluted basis, for the second quarter of 2006. Net income for the second quarter of 2007 represented a 96.4% increase over net income for the first quarter of 2007 when the Company's insurance subsidiaries experienced increased claim activity attributable to harsh winter weather.

Revenues for the second quarter of 2007 were $84,605,176, an increase of 3.4% over the second quarter of 2006, with net premiums earned of $77,574,827, a 3.3% increase over the year-earlier period. Net premiums written for the second quarter of 2007 were $83,059,396, representing a 3.7% increase over net premiums written of $80,090,017 for the second quarter of 2006, with the increase primarily attributable to 5.8% growth within the personal lines of business written by the Company's insurance subsidiaries.

The Company's second quarter net income reflected excellent underwriting results, as indicated by a combined ratio of 88.0%, matching the record quarterly low combined ratio posted for the second quarter of 2006. The Company's loss ratio for the second quarter of 2007 was a record quarterly low 52.3%, compared to the loss ratio of 54.3% posted for the second quarter of 2006. Net losses incurred during the quarter benefited from favorable weather conditions in the Company's operating regions and a continuation of favorable prior accident year reserve development resulting from the settlements of open claims.

The Company's expense ratio increased to 35.4% for the second quarter of 2007, compared to 33.5% for the second quarter of 2006, reflecting additional expenses incurred for the production of growth in new business and increased underwriting-based incentive costs. The increase in underwriting-based incentive costs was directly related to the significant improvement in underwriting results during the second quarter of 2007 compared to those posted in the first quarter of 2007.

Net investment income increased to $5,562,185 for the second quarter of 2007, an increase of 10.0% over the $5,054,284 reported for the second quarter of 2006. Continuing improvements in the interest rate environment contributed to an increase in the Company's average pre-tax investment yield. The Company's continuing shift in asset mix to tax-exempt municipal bonds allowed the Company to lower its effective tax rate in the second quarter of 2007 to 28.6%, compared to 29.3% in the second quarter of 2006.

Net income for the six months ended June 30, 2007 was $16,270,894, or $.65 per share of Class A common stock on a diluted basis, compared to $19,350,770, or $.77 per share of Class A common stock on a diluted basis, reported for the six months ended June 30, 2006. The Company's combined ratio for the first six months of 2007 was 93.2%, compared to the combined ratio of 89.2% for the comparable period in 2006. The Company's loss ratio was 59.1% for the first six months of 2007, compared to 56.2% reported for the first six months of 2006, with the increase reflecting increased weather-related claim activity in the first quarter of 2007.

"We are pleased to report a significant improvement in our year-to-date results, with net income in the second quarter of 2007 representing the second highest quarterly amount in our history. We are also pleased to report continuing growth in our personal lines premium writings, and we continue to pursue opportunities for profitable growth despite competitive market conditions," stated Donald H. Nikolaus, President and Chief Executive Officer of Donegal Group Inc.

The favorable operating results for the quarter contributed to an increase in the Company's book value to $13.17 per common share at June 30, 2007, representing an increase of 11.2% over the Company's book value of $11.85 per common share at June 30, 2006.

The Company's board of directors yesterday approved a quarterly cash dividend payable August 15, 2007 of $.09 per share of Class A common stock and $.0775 per share of Class B common stock to stockholders of record as of the close of business on August 1, 2007.

We have two classes of common stock, which we refer to as Class A common stock and Class B common stock. With respect to dividend rights, our Class A common stock is entitled to cash dividends that are at least 10% higher than those declared and paid on our Class B common stock. Accordingly, we use the two-class method for the computation of earnings per common share pursuant to Statement of Financial Accounting Standards No. 128, "Earnings Per Share." The two-class method is an earnings allocation formula that determines earnings per share separately for each class of common stock based on dividends declared and an allocation of remaining undistributed earnings using a participation percentage reflecting the dividend rights of each class. The net income per common share and weighted-average number of shares outstanding for each class of common stock for the three and six months ended June 30, 2007 and 2006 are presented in the tables that follow.

The Company will hold a conference call and webcast on Friday, July 20, 2007, beginning at 11:00 A.M. Eastern Daylight Time. You may participate in the conference call by calling 1-800-510-9834 (Passcode 60785061) or listen via Internet by accessing the "Earnings Release Webcast" link in the Investor Relations area of the Company's web site at www.donegalgroup.com. An instant replay of the conference call will be available until July 28, 2007 by calling 1-888-286-8010 (Passcode 39436649).

Donegal Group Inc. is an insurance holding company whose insurance subsidiaries offer personal and commercial property and casualty lines of insurance in five Mid-Atlantic states (Delaware, Maryland, New Hampshire, New York and Pennsylvania), eight Southeastern states (Alabama, Georgia, Louisiana, North Carolina, South Carolina, Tennessee, Virginia and West Virginia) and five Midwestern states (Iowa, Nebraska, Ohio, Oklahoma and South Dakota).

All statements contained in this press release that are not historic facts are based on current expectations. Such statements are forward-looking in nature (as defined in the Private Securities Litigation Reform Act of 1995) and necessarily involve risks and uncertainties. Actual results could vary materially. The factors that could cause actual results to vary materially include, but are not limited to, the ability of the Company to maintain profitable operations, the adequacy of the Company's reserves for losses and loss adjustment expenses, business and economic conditions in the areas in which the Company operates, severe weather events, competition from various insurance and non-insurance businesses, terrorism, the availability and cost of reinsurance, legal and judicial developments, changes in regulatory requirements and other risks that are described from time to time in the Company's filings with the Securities and Exchange Commission. The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

                               Donegal Group Inc.
                             Financial Highlights
                                 (unaudited)

                                         Three Months Ended June 30
                                      -------------------------------
                                            2007             2006
                                       -------------    -------------
 Net premiums earned                   $  77,574,827    $  75,061,105
 Investment income, net of investment
  expenses                                 5,562,185        5,054,284
 Net realized investment gains                60,645          407,248
 Total revenues                           84,605,176       81,860,487

 Net income                            $  10,780,956    $  10,220,583

 Net income per common share:
   Class A common stock - basic        $        0.44    $        0.42
   Class A common stock - diluted      $        0.43    $        0.41
   Class B common stock - basic and
    diluted                            $        0.39    $        0.38

                                          Six Months Ended June 30
                                       ------------------------------
                                            2007             2006
                                       -------------    -------------
 Net premiums earned                   $ 154,272,646    $ 149,574,954
 Investment income, net of investment
  expenses                                11,066,244       10,038,812
 Net realized investment gains               165,430          882,047
 Total revenues                          168,287,192      163,143,382

 Net income                            $  16,270,894    $  19,350,770

 Net income per common share:
   Class A common stock - basic        $        0.66    $        0.80
   Class A common stock - diluted      $        0.65    $        0.77
   Class B common stock - basic and
    diluted                            $        0.59    $        0.72

                               Donegal Group Inc.
                      Consolidated Statements of Income
                 (unaudited; in thousands, except share data)

                                             Quarter Ended June 30
                                       ------------------------------
                                            2007             2006
                                       -------------    -------------
 Net premiums earned                   $      77,575    $      75,061
 Investment income, net of investment
  expenses                                     5,562            5,054
 Net realized investment gains                    61              407
 Lease income                                    262              242
 Installment payment fees                      1,145            1,096
                                       -------------    -------------
   Total revenues                             84,605           81,860
                                       -------------    -------------
 Net losses and loss expenses                 40,549           40,784
 Amortization of deferred policy
  acquisition costs                           12,532           11,982
 Other underwriting expenses                  14,926           13,115
 Other expenses                                  521              671
 Policyholder dividends                          259              150
 Interest                                        718              692
                                       -------------    -------------
    Total expenses                            69,505           67,394
                                       -------------    -------------
 Income before income tax expense             15,100           14,466
 Income tax expense                            4,319            4,245
                                       -------------    -------------
 Net income                            $      10,781    $      10,221
                                       =============    =============
 Net income per common share:
   Class A common stock - basic        $        0.44    $        0.42
                                       -------------    -------------
   Class A common stock - diluted      $        0.43    $        0.41
                                       -------------    -------------
   Class B common stock - basic and
    diluted                            $        0.39    $        0.38
                                       -------------    -------------

 Supplementary Financial Analysts'
  Data

 Weighted-average number of shares
  outstanding:
    Class A common stock - basic          19,684,922       19,325,683
                                       -------------    -------------
    Class A common stock - diluted        19,936,058       19,973,976
                                       -------------    -------------
    Class B common stock - basic and
     diluted                               5,576,775        5,576,775
                                       -------------    -------------
 Net written premiums                  $      83,060    $      80,091
                                       -------------    -------------
 Book value per common share at end
  of period                            $       13.17    $       11.85
                                       -------------    -------------

                               Donegal Group Inc.
                      Consolidated Statements of Income
                  (unaudited; in thousands, except share data)

                                          Six Months Ended June 30
                                       ------------------------------
                                            2007             2006
                                       -------------    -------------
 Net premiums earned                   $     154,273    $     149,575
 Investment income, net of investment
  expenses                                    11,066           10,039
 Net realized investment gains                   165              882
 Lease income                                    523              484
 Installment payment fees                      2,260            2,163
                                       -------------    -------------
   Total revenues                            168,287          163,143
                                       -------------    -------------
 Net losses and loss expenses                 91,144           84,072
 Amortization of deferred policy
  acquisition costs                           24,950           23,868
 Other underwriting expenses                  27,111           25,017
 Other expenses                                1,013            1,064
 Policyholder dividends                          507              522
 Interest                                      1,427            1,336
                                       -------------    -------------
   Total expenses                            146,152          135,879
                                       -------------    -------------
 Income before income tax expense             22,135           27,264
 Income tax expense                            5,864            7,913
                                       -------------    -------------
 Net income                            $      16,271    $      19,351
                                       =============    =============

 Net income per common share:
   Class A common stock - basic        $        0.66    $        0.80
                                       -------------    -------------
   Class A common stock - diluted      $        0.65    $        0.77
                                       -------------    -------------
   Class B common stock - basic and
    diluted                            $        0.59    $        0.72
                                       -------------    -------------

 Supplementary Financial Analysts'
  Data

 Weighted-average number of shares
  outstanding:
   Class A common stock - basic           19,698,486       19,196,186
                                       -------------    -------------
   Class A common stock - diluted         20,026,067       19,866,317
                                       -------------    -------------
   Class B common stock - basic and
    diluted                                5,576,775        5,576,775
                                       -------------    -------------
 Net written premiums                  $     162,979    $     156,269
                                       -------------    -------------
 Book value per common share at end
  of period                            $       13.17    $       11.85
                                       -------------    -------------

                                 Donegal Group Inc.
                            Consolidated Balance Sheets
                                  (in thousands)

                                          June 30,       December 31,
                                            2007             2006
                                       -------------    -------------
                                        (unaudited)

 ASSETS:
 Investments:
  Fixed maturities:
    Held to maturity, at amortized
     cost                              $     163,074    $     169,178
    Available for sale, at fair value        337,524          331,670
  Equity securities, at fair value            45,265           40,542
  Investments in affiliates                    8,322            8,463
  Short-term investments, at cost,
   which approximates fair value              35,293           41,485
                                       -------------    -------------
      Total investments                      589,478          591,338
 Cash                                          5,782              532
 Premiums receivable                          54,077           49,948
 Reinsurance receivable                       92,495           97,677
 Accrued investment income                     5,906            5,769
 Deferred policy acquisition costs            26,004           24,739
 Prepaid reinsurance premiums                 49,512           44,377
 Property and equipment, net                   5,144            5,146
 Deferred tax asset, net                      10,344            9,086
 Other assets                                  2,612            3,086
                                       -------------    -------------
    Total assets                       $     841,354    $     831,698
                                       =============    =============

                                 Donegal Group Inc.
                      Consolidated Balance Sheets (continued)
                                  (in thousands)

                                          June 30,       December 31,
                                            2007             2006
                                       -------------    -------------
                                        (unaudited)

 LIABILITIES AND
 STOCKHOLDERS' EQUITY
 Liabilities:
   Losses and loss expenses            $     251,229    $     259,022
   Unearned premiums                         210,744          196,903
   Accrued expenses                           10,633           12,754
   Subordinated debentures                    30,929           30,929
   Due to affiliate                              112            1,567
   Other liabilities                           5,773            9,721
                                       -------------    -------------
     Total liabilities                       509,420          510,896
                                       -------------    -------------
 Stockholders' equity:
   Preferred stock                                --               --
   Class A common stock                          199              198
   Class B common stock                           56               56
   Additional paid-in capital                153,592          152,392
   Accumulated other comprehensive
    income                                     2,618            5,061
   Retained earnings                         178,436          163,987
   Treasury stock, at cost                    (2,967)            (892)
                                       -------------    -------------
     Total stockholders' equity              331,934          320,802
                                       -------------    -------------
     Total liabilities and
      stockholders' equity             $     841,354    $     831,698
                                       =============    =============

CONTACT:  Donegal Group Inc.
          Jeffrey D. Miller
          Senior Vice President & Chief Financial Officer
          (717) 426-1931
          Fax (717) 426-7009